SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2007

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

                                       of incorporation)

13275 W. Colonial Drive, Winter Garden, Florida 34787

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 30, 2007, the Board of Directors of Cordia Corporation, (“Cordia”) a Nevada corporation, voted to reorganize Cordia’s accounting/finance departments at the executive officer level by eliminating the redundancy of having two principal financial/accounting officers – a Chief Financial Officer and Chief Accounting Officer.  The Board believed it was in the best interest of Cordia to eliminate the CAO position and to consolidate the accounting, finance and treasury functions in one individual at the executive officer level, that individual being the CFO.  This decision was communicated to Gandolfo Verra, Cordia’s current CFO and Lorie Guerrera, Cordia’s current CAO who both agreed that this would be in the best interest of Cordia; Ms. Guerrera, putting the best interest of Cordia first then tendered her resignation from the positions of CAO and Treasurer.  Ms. Guerrera’s resignation is limited solely to her service to Cordia as an executive officer and in no way affects her continued employment with Cordia.   Mr. Verra was thereafter appointed to the position of Treasurer.

Mr. Verra has over thirty (30) years of financial experience.  He currently serves as Cordia’s CFO and has held this position since July 1, 2006.  Prior to his service with Cordia, his experience has been in a controller capacity and also as a supervisor of cost accounting. During the last twenty (20) years, Mr. Verra has served as controller for eLEC Communications Corp. (f/k/a Sirco International Corp.), a competitive local exchange carrier.  Mr. Verra has not been involved in any transaction with Cordia in which Mr. Verra has a direct or indirect interest and no familial relationship exists between Mr. Verra and his fellow officers and directors.  At this time, there are no proposed transactions of this nature contemplated between Cordia and Mr. Verra.

ITEM 9.01 Financial Statements and Exhibits.

The following exhibits are included as part of this report:

Exhibit No.                                       Title of Document

99.1                                                  Resignation Letter of Ms. Guerrera dated November 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                             Cordia Corp.

                                                                                                                              By: /s/ Joel Dupré

Date:  November 30, 2007                                                                                  Joel Dupré, Chief Executive Officer,

                                                                                                                               Duly Authorized Officer